  UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:
(Date of earliest event reported)

November 30, 2020
____________________________

GROWLIFE, INC.
(Exact name of registrant as specified in charter)

Delaware
(State or other Jurisdiction of Incorporation or Organization)

000-50385 (Commission File Number)		90-0821083 (IRS Employer Identification No.)
5400 Carillon Point Kirkland, WA 98033 (Address of Principal Executive Offices and zip code)

(866) 781-5559
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

Amendment No. 2 Securities Purchase Agreement and Self-Amortization Promissory Note with Labrys Fund, L.P, a Delaware limited partnership (“Labrys”)

On November 30, 2020, GrowLife, Inc. (“the Company”) entered into Amendment No. 2 of the Self-Amortization Promissory Note (“Amendment No. 2”) amendment that certain Self-Amortization Promissory Note originally issued by the Company to Labrys on August 31, 2020 (the “Note”), as described in form 8-K filed October 15, 2020, incorporated herein by reference. Amendment No. 2 included the following amendments to the Note:

1. The Company issued 550,000 restricted shares of the Company’s common stock (the “Amendment Shares”) to the Holder on or before December 2, 2020.

2.  The first Amortization Payment (as defined in the Note) of $250,000.00 originally due on November 30, 2020, shall instead be due as follows: $125,000.00 was paid by December 3, 2020 and $125,000.00 is due on or before December 31, 2020.

3. The Company shall no longer have the right to exercise the extension options contained in Sections 4.17(a), (b), and (c) of the Note, all of which are underneath the payment schedule in Section 4.17 of the Note.

The Note and Amendment No. 2 (“Labrys Agreements”) are qualified in their entirety by reference to the Labrys Agreements, copies of which are attached to this Current Report on Form 8-K as Exhibit 10.1 and 10.2, and incorporated by reference into this Item 1.01. Certain capitalized terms used herein but not otherwise defined shall have the meaning ascribed thereto in the Transaction Documents.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

See the disclosures made in Item 1.01, which are incorporated herein by reference. All securities issued in the Labrys Agreements were issued in a transaction exempt from registration pursuant to Section 4(a)(2) and Rule 506(b) Securities Act of 1933. The Labrys transactions did not involve a public offering, the sale of the securities was made without general solicitation or advertising, there was no underwriter, and no underwriting commissions were paid.

Item 9.01 Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1	Compilation of Labrys Securities Purchase Agreement, Self-Amortization Promissory Note and Other Agreements (Filed on Form 8-K with the SEC on October 15, 2020)

10.2	Amendment No. 2 to Self-Amortization Promissory Note (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROWLIFE, INC.

Date: December 7, 2020	By:	/s/ Marco Hegyi
Marco Hegyi
Chief Executive Officer